                                                                   EXHIBIT 10.17


              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
              ------- --- -------- ------------ ------ ---------


     This Amended and Restated Registration Rights Agreement ("THIS AGREEMENT"), dated as of December 22, 1995, is entered into by and among (i) Xionics Document Technologies, Inc., a Delaware corporation (together with its successors, the "COMPANY"), and (ii) those persons designated as Investors on the signature pages hereto (the "INVESTORS").

     WHEREAS, the Company and the Investors (other than Adobe Systems Incorporated ("ADOBE")) entered into a Securities Purchase Agreement, dated as of August 25, 1995 (the "PURCHASE AGREEMENT"), pursuant to which the Company sold to such Investors, and such Investors purchased from the Company, shares of the Company's Class C Preferred Stock;

     WHEREAS, in order to induce such Investors to enter into the Purchase Agreement, the Company provided to such Investors the registration rights set forth in the Registration Rights Agreement, dated as of August 25, 1995 (the "EXISTING AGREEMENT"), by and among the Company and such Investors;

     WHEREAS, the Company and Adobe have entered into a Class D Preferred Stock Purchase Agreement, dated as of December 22, 1995 (the "ADOBE PURCHASE AGREEMENT"), pursuant to which the Company has agreed to sell to Adobe, and Adobe has agreed to purchase from the Company, shares of the Company's Class D Preferred Stock; and

     WHEREAS, in order to induce Adobe to enter into the Adobe Purchase Agreement, the Company has agreed to grant to Adobe certain registration rights.

     NOW, THEREFORE, in consideration of these premises and of the mutual covenants, agreements and obligations herein set forth, and fully intending to be legally bound hereby, each of the parties hereto hereby agrees that the Existing Agreement shall be amended and restated in its entirety to read as follows:

     [SECTION]1. DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

     "ADOBE REGISTRABLE SECURITIES" shall mean, collectively, at any particular time, all shares of Common Stock issued or issuable upon conversion of Class D Preferred Stock (including Common Stock issued pursuant to stock splits, stock dividends and similar distributions with respect to the Class D Preferred Stock or with respect to the Common Stock issuable upon conversion of the Class D Preferred Stock) of the Company held of record at such time by Adobe or its transferees to whom the rights to the registration of such shares pursuant to this Agreement shall have been assigned.

     "COMMISSION" shall mean the Securities and Exchange Commission.

     "COMMON STOCK" shall mean the Company's Class A Common Stock, $.01 par value per share.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any federal statute or code which is a successor thereto.

     "FORM S-1", "FORM S-2" and "FORM S-3" shall mean the forms so designated, promulgated by the Commission for registration of securities under the Securities Act, and any forms succeeding to the functions of such forms, whether or not bearing the same designation.

     "MAJORITY OF REGISTRABLE SECURITIES" shall mean, in relation to any registration, more than fifty percent (50%) of all Registrable Securities included or to be included in such registration.

     "REGISTER", "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering by the Commission of effectiveness of such registration statement.

     "REGISTRABLE SECURITIES" shall mean, collectively, at any particular time,
(i) all shares of Common Stock issuable upon conversion of or in exchange for or upon exercise of rights under any capital stock or other securities (including, without limitation, convertible capital stock) of the Company held of record at such time by the Investors or their transferees to whom the rights to the registration of such shares pursuant to this Agreement shall have been assigned, and (ii) all shares of Common Stock held of record at such time by the Investors or their transferees to whom the rights to the registration of such shares pursuant to this Agreement shall have been assigned.

     "RULE 144" shall mean Rule 144 issued by the Commission under the Securities Act, or any subsequent rule pertaining to the disposition of securities without registration.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any federal statute or code which is a successor thereto.

     "UNDERWRITTEN REGISTRATION" or "UNDERWRITTEN OFFERING" shall refer to any registration in which securities of the Company are sold or to be sold pursuant to a firm commitment underwriting.

     [SECTION]2.  DEMAND REGISTRATIONS.

     (a)  REQUESTS FOR DEMAND REGISTRATIONS.

          (i) Subject to the limitations contained in the following paragraphs of this [Section]2, the holders of not less than thirty percent (30%) of the Adobe Registrable Securities at any time outstanding may, at any time after the earlier of one year from the date hereof or one hundred and eighty (180) days after the Company's initial public offering, give to the Company, pursuant to this clause (i), a written request for the registration on Form S-1 or S-2 by the Company under the Securities Act of all or any part of the Registrable Securities of such holders (each such registration, with respect to any Registrable Securities, being herein called a "DEMAND REGISTRATION"). Within ten (10) days after the receipt by the Company of any such written request, the Company will give written notice of such registration request to all holders of Registrable Securities.

          (ii) Subject to the limitations contained in the following paragraphs of this [Section]2, the holders of not less than fifty percent (50%) of all Registrable Securities at any time outstanding may, at any time after June 30, 1996, give to the Company, pursuant to this clause (ii), a written request for a Demand Registration with respect to the Registrable Securities of such holders. Within ten (10) days after the receipt by the Company of any such written request, the Company will give written notice of such registration request to all holders of Registrable Securities. Each registration effected by the Company that is initiated by holders of 50% or more of outstanding Registrable Securities (other than any registration effected pursuant to clause (i) above) shall constitute a Demand Registration under this clause (ii), regardless of whether the holders of such Registrable Securities specifically refer to this Agreement or this clause (ii) in initiating such registration.

          (iii) Subject to the limitations contained in the following paragraphs of this [Section]2, after the receipt of such written request for a Demand Registration pursuant to paragraph (i) or (ii) above, (a) the Company will be obligated and required to include in such Demand Registration all Registrable Securities with respect to which the Company shall receive from holders of Registrable Securities, within thirty (30) days after the date on which the Company shall have given to all such holders a written notice of registration request pursuant to paragraph (i) or (ii) above, the written requests of such holders for inclusion in such Demand Registration of Registrable Securities held by such holders, and (b) the Company will use its best efforts in good faith to effect promptly the registration of all such Registrable Securities. All written requests made by holders of Registrable Securities pursuant to this clause
     (iii) will specify the number of shares of Registrable Securities to be registered and will also specify the intended method of disposition thereof. Such method of disposition shall, in any case, be an underwritten offering if an underwritten offering is requested by the holders of a Majority of Registrable Securities to be included in such Demand Registration.

     (b)  LIMITATIONS ON DEMAND REGISTRATIONS.

           (i) The holders of Adobe Registrable Securities will be entitled to require the Company to effect one (1) Demand Registration pursuant to [Section]2(a)(i) hereof.

          (ii) The holders of Registrable Securities (including Adobe Registrable Securities) will be entitled to require the Company to effect two (2) Demand Registrations pursuant to [Section]2(a)(ii) hereof.

          (iii) The Company shall not be obligated or required to effect any Demand Registration of any Registrable Securities pursuant to [Section]2(a)(i) hereof unless and until the holders of Adobe Registrable Securities shall have requested, pursuant to [Section]2(a)(i) hereof, the inclusion in such Demand Registration of not less than thirty percent (30%) of the Adobe Registrable Securities outstanding at the time of such request. The Company shall not be obligated or required to effect any Demand Registration of any Registrable Securities pursuant to [Section]2(a)(ii) hereof unless and until the holders of Registrable Securities shall have requested, pursuant to [Section]2(a)(ii) hereof, the inclusion in such Demand Registration of not less than fifty percent (50%) of the Registrable Securities outstanding at the time of such request.

          (iv) Any registration initiated by holders of Registrable Securities as a Demand Registration pursuant to [Section]2(a) hereof shall not, for purposes of this [Section]2, count as a Demand Registration unless and until such registration shall have become effective and all Registrable Securities included in such registration, and which were actually offered for sale by the holders thereof, shall have been actually sold.

          (v) The Company shall not be obligated or required to effect any Demand Registration of any Registrable Securities pursuant to [Section]2(a) hereof during the period commencing on the date falling ninety (90) days prior to the Company's estimated date of filing of, and ending on the date ninety (90) days following the effective date of, any registration statement pertaining to any underwritten registration initiated by the Company, for the account of the Company, if the written request of holders of Registrable Securities for such Demand Registration pursuant to [Section]2(a)(i) or [Section]2(a)(ii) hereof shall have been received by the Company after the Company shall have given to all holders of Registrable Securities a written notice stating that the Company is commencing an underwritten registration initiated by the Company; PROVIDED, HOWEVER, that the Company will use its best efforts in good faith to cause any such registration statement to be filed and to become effective as expeditiously as shall be reasonably possible.

          (vi) The Company shall not be obligated or required to effect any Demand Registration of any Registrable Securities pursuant to [Section]2(a) hereof for any 90-day period following receipt of any written request for registration if, in the good faith judgment of the Board of Directors of the Company, the filing of any registration statement during such 90-day period would adversely affect a material proposed or pending acquisition, merger or other similar corporate event to which the Company or any of its subsidiaries is or expects to be a party.

     (c) EFFECTIVE REGISTRATION - EXPENSES. In any registration initiated by the holders of Registrable Securities as a Demand Registration pursuant to [Section]2(a) hereof, the Company will pay all Registration Expenses (as defined in [Section]8 hereof) of each such registration.

     (d)  RIGHTS TO PIGGYBACK ON DEMAND REGISTRATIONS.

          (i) Subject to the provisions of [Section]2(e) hereof, the Company or any of its other securityholders (including holders of Registrable Securities requesting registration pursuant to [Section]3 hereof) may include any of the Company's securities in any registration initiated by the holders of Registrable Securities as a Demand Registration pursuant to [Section]2(a) hereof, PROVIDED, that (A) such securities are of the same class as the Registrable Securities to be included in such Demand Registration, (B) the holders of a Majority of Registrable Securities to be included in such Demand Registration shall have given to the Company the prior written consent of such holders for such inclusion, and (C) if such Demand Registration is an underwritten offering, the Company or (as the case may be) such securityholders shall have duly and properly agreed in writing to sell their securities on the same terms and conditions as shall apply to the Registrable Securities to be included in such Demand Registration.

          (ii) The Company will not grant or agree to grant to any person any registration rights which will conflict or be inconsistent in any respect with any of the provisions of clause (i) of this [Section]2(d). In the event of any such conflict or inconsistency, the provisions of such clause
     (i) shall in any case prevail and be controlling.

     (e) PRIORITY ON DEMAND REGISTRATIONS. If any Demand Registration is an underwritten offering, and the managing underwriters shall give written advice to the Company and the holders of Registrable Securities requesting such Demand Registration that, in the reasonable opinion of such managing underwriters, marketing factors require a limitation on the total number of securities to be underwritten (in this paragraph (e) called the "UNDERWRITERS' MAXIMUM NUMBER"), then: (i) the Company will be obligated and required to include in such registration that number of Registrable Securities requested by the holders thereof to be included in such registration which does not exceed the Underwriters' Maximum Number, and such number of Registrable Securities shall be allocated (A) if such Demand Registration was initiated pursuant to [Section]2(a)(i), FIRST, PRO RATA among the holders of Adobe Registrable Securities requesting such Demand Registration on the basis of the number of Adobe Registrable Securities requested to be included therein by each such holder, and SECOND, PRO RATA among the holders of other Registrable Securities on the basis of the number of shares of Registrable Securities (other than Adobe Registrable Securities) requested to be included therein by each such holder, and (B) if such Demand Registration was initiated pursuant to [Section]2(a)(ii), PRO RATA among such holders requesting such Demand Registration on the basis of the number of Registrable Securities requested to be included therein by each such holder; (ii) if the Underwriters' Maximum Number exceeds the number of Registrable Securities requested by the holders thereof to be included in such registration, then, subject to [Section]2(d)(i) hereof, the Company will be entitled to include in such registration that number of securities which other securityholders shall have requested be included in such registration which shall not be greater than such excess, and such number of securities shall be allocated among such securityholders in such proportion as the Company and such securityholders may agree; and (iii) if the Underwriters' Maximum Number exceeds the sum of the number of Registrable Securities which the Company shall be required to include in such Demand Registration and the number of securities which other securityholders have requested to include in such Demand Registration, then, subject to [Section]2(d)(i) hereof, the Company may include in such registration that number of other securities which shall have been requested by the Company to be included in such registration for the account of the Company and which shall not be greater than such excess.

     (f) SELECTION OF UNDERWRITERS. If any Demand Registration or any registration effected pursuant to [Section]2 hereof is an underwritten offering, or a best efforts underwritten offering, the Company shall (unless the Company shall otherwise agree) have the right to select the investment bankers and managing underwriters in such registration, subject to the approval of the holders of a Majority of Registrable Securities (which approval will not be unreasonably withheld or delayed).

     [SECTION]3.  PIGGYBACK REGISTRATIONS.

     (a) RIGHTS TO PIGGYBACK.

          (i) If (and on each occasion that) the Company proposes to register any of its securities under the Securities Act, either for the Company's own account or for the account of any of its securityholders, on a form which would permit registration of Registrable Securities for resale by holders thereof to the public under the Securities Act (each such registration being herein called a "PIGGYBACK REGISTRATION"), the Company will give written notice to all holders of Registrable Securities of the Company's intention to effect such Piggyback Registration not later than the earlier to occur of (A) the tenth day following the receipt by the Company of notice of exercise of any registration rights by any person, and
     (B) thirty (30) days prior to the anticipated filing date of such Piggyback Registration.

          (ii) Subject to the provisions contained in paragraph (c) of this [Section]3 and in the last sentence of this clause (ii), (A) the Company will be obligated and required to include in each Piggyback Registration all Registrable Securities with respect to which the Company shall receive from holders thereof, within thirty (30) days after the date on which the Company shall have given written notice of such Piggyback Registration to all such holders pursuant to [Section]3(a)(i) hereof, the written requests of such holders for inclusion in such Piggyback Registration, and (B) the Company will use its best efforts in good faith to effect promptly the registration of all such Registrable Securities. Any holder of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities of such person from any Piggyback Registration at any time prior to the effective date of such Piggyback Registration. Any registration of Registrable Securities pursuant to this [Section]3 shall not be counted as a Demand Registration pursuant to [Section]2 hereof. The Company will not be obligated or required to include any Registrable Securities in any registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable.

          (iii) If any Piggyback Registration is an underwritten primary registration initiated by the Company, all persons whose securities are included in such Piggyback Registration shall be obligated to sell their securities on the same terms and conditions as shall apply to the securities being issued and sold by the Company. If any Piggyback Registration is an underwritten secondary registration initiated by holders of the Company's securities, all persons whose securities are included in such Piggyback Registration shall be obligated to sell their securities on the same terms and conditions as shall apply to the securities being sold by the holders who initiated the underwritten secondary registration.

     (b) PIGGYBACK REGISTRATION EXPENSES. The Company will pay all Registration Expenses (as defined in 8 hereof) of each Piggyback Registration attributable to Registrable Securities or otherwise incurred or sustained in connection with or arising out of the inclusion in each such Piggyback Registration of Registrable Securities.

     (c) PRIORITY ON PIGGYBACK REGISTRATIONS. If a Piggyback Registration is an underwritten registration and the managing underwriters shall give written advice to the Company that, in the reasonable opinion of such managing underwriters, marketing factors require a limitation on the total number of securities to be underwritten (in this clause (c) called the "UNDERWRITERS' MAXIMUM NUMBER"), then: (i) the Company shall be entitled to include in such registration, to the extent of the Underwriters' Maximum Number, that number of securities which the Company proposes to offer and sell for its own account in such registration (if such registration is initiated by the Company) or which securityholders initiating such registration shall have requested to be included in such registration, as the case may be, such securities to be allocated among the Company and such securityholders in such proportion as the Company and such securityholders may agree; (ii) if, and only if, the Piggyback Registration is subsequent to the Company's initial public offering, and if the Underwriters' Maximum Number exceeds the number of securities to be included in such registration by the Company or by securityholders initiating such registration, as the case may be, then the Company will be obligated and required to include in such registration that number of Adobe Registrable Securities which shall have been requested by holders thereof to be included in such registration, which shall not be greater than such excess, up to a number of Adobe Registrable Securities equal to fifteen percent (15%) of the Underwriter's Maximum Number;
(iii) if the Underwriters' Maximum Number exceeds the sum of (A) the number of securities to be included in such registration by the Company or by securityholders initiating such registration, as the case may be, and (B) the number, if any, of Adobe Registrable Securities which the Company shall be required to register in such registration pursuant to [Section]3(c)(ii) hereof, then the Company will be obligated and required to include in such registration that number of Registrable Securities which shall have been requested by holders thereof to be included in such registration, which shall not be greater than such excess, and such number of Registrable Securities shall be allocated PRO RATA among such holders on the basis of the number of Registrable Securities requested to be included therein by each such holder; and (iv) if the Underwriters' Maximum Number exceeds the sum of (A) the number of securities which the Company proposes to offer and sell for its own account or for the account of the securityholders initiating such registration, as the case may be, and (B) the number, if any, of Adobe Registrable Securities which the Company shall be required to register in such registration pursuant to [Section]3(c)(ii) hereof, and (C) the number of Registrable Securities which the Company shall be required to register in such registration pursuant to [Section]3(c)(iii) hereof, then the Company may include in such registration that number of other securities which its other securityholders having rights to include such securities in a Piggyback Registration shall have requested be included in such registration, which shall not be greater than such excess, and the number of securities which such persons shall have requested to include in such registration shall be allocated among such persons making such requests as the Company and such persons may agree.

     (d) SELECTION OF UNDERWRITERS. In any Piggyback Registration, the Company shall (unless the Company shall otherwise agree) have the right to select the investment bankers and managing underwriters in such registration.

     [SECTION]4. FORM S-3. The Company will use its best efforts in good faith to register its Common Stock under the Exchange Act as expeditiously as shall be reasonably possible following the effective date of the first registration of any shares of Common Stock of the Company on Form S-1 or S-2 or any successor form. The Company will thereafter use its best efforts in good faith to satisfy all such requirements as would permit or facilitate the sale and distribution by the Company of its Common Stock on Form S-3. After the Company has qualified for the use of Form S-3, all holders of Registrable Securities will have the right to request an unlimited number of registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition), PROVIDED, HOWEVER that the Company will not be required to effect a registration pursuant to this 4 more frequently than once every twelve (12) months.

     The Company will give notice to all holders of Registrable Securities of the receipt of any request for registration pursuant to this [Section]4 and will provide a reasonable opportunity for such holders to participate in the registration. Subject to the foregoing, the Company will use its best efforts in good faith to effect promptly the registration of all shares of Registrable Securities on Form S-3 to the extent requested by any holder thereof. The Company will pay all Registration Expenses (as defined in [Section]8 hereof) of each registration of Registrable Securities pursuant to this [Section]4.

     [SECTION]5. LOCKUP AGREEMENTS.

     (A) RESTRICTIONS ON PUBLIC SALE BY INVESTORS. Each Investor, if the Company or the managing underwriters so request in connection with any underwritten registration of the Company's securities, will not, without the prior written consent of the Company or such underwriters, effect any public sale or other distribution of any equity securities of the Company, including any sale pursuant to Rule 144, during the thirty (30) days prior to, and during the one hundred eighty (180) day period commencing on, the effective date of such underwritten registration, except in connection with such underwritten registration, provided, that, each executive officer, director and holder of 1% or more of the outstanding Common Stock shall be similarly bound.

     (B) RESTRICTIONS ON PUBLIC SALE BY COMPANY. The Company agrees not to effect any public sale or other distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities, during the period commencing on the thirtieth day prior to, and ending on the ninetieth day following, the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration, except in connection with any such underwritten registration.

     [SECTION]6. REGISTRATION PROCEDURES. If (and on each occasion that) the Company shall, in accordance with the terms of this Agreement, become obligated to effect any registration (whether a Demand Registration, a Piggyback Registration or a registration pursuant to [Section]4 hereof) of any Registrable Securities, the Company will use its best efforts in good faith to effect promptly the registration of such Registrable Securities under the Securities Act and to permit the public offering and sale of such Registrable Securities in accordance with the intended method of disposition thereof, and, in connection therewith, the Company, as expeditiously as shall be reasonably possible, will:

     (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities, and use its best efforts in good faith to cause such registration statement to become and remain effective as provided herein;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included in such registration statement as may be necessary or advisable to comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement or as may be necessary to keep such registration statement effective and current, but for no longer than nine
(9) months subsequent to the effective date of such registration in the case of a registration statement on Form S-1 or Form S-2 and for no longer than ninety
(90) days in the case of a registration statement on Form S-3;

     (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as any such seller may reasonably request in order to facilitate the disposition of the Registrable Securities held by such seller;

     (d) enter into such customary agreements (including, if applicable, underwriting agreements) and take all such other action in connection therewith as the holders of a Majority of Registrable Securities being registered reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

     (e) use its best efforts in good faith to register and qualify the Registrable Securities covered by such registration statement under such securities or Blue Sky laws of such jurisdictions as any seller or underwriter shall reasonably require and do any and all such other acts and things as may be reasonably necessary or advisable to enable such seller or underwriter to consummate the disposition in such jurisdictions of the Registrable Securities held by such seller or underwriter; PROVIDED, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not then so subject; and

     (f) furnish to each prospective seller a signed counterpart, addressed to the prospective sellers, of (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the "comfort" letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of issuer's counsel and in "comfort" letters delivered to the underwriters in underwritten public offerings of securities.

     [SECTION]7.  COOPERATION BY PROSPECTIVE SELLERS, ETC.

     (a) Each prospective seller of Registrable Securities will furnish to the Company in writing such information as the Company may reasonably require from such seller in connection with any registration statement with respect to such Registrable Securities.

     (b) The failure of any prospective seller of Registrable Securities to furnish any information or documents in accordance with any provision contained in this Agreement shall not affect the obligations of the Company under this Agreement to any remaining sellers who furnish such information and documents unless, in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the registration statement or the underlying offering.

     (c) The holders of Registrable Securities included in any registration statement will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update such registration statement or prospectus; but the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period such suspension is in effect.

     (d) At the end of any period during which the Company is obligated to keep any registration statement current and effective as provided by [Section]6 hereof (and any extensions thereof required by the preceding paragraph (c) of this 7), the holders of Registrable Securities included in such registration statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement which remain unsold, and such holders shall notify the Company of the number of shares registered which remain unsold promptly after receipt of such notice from the Company.

     [SECTION]8. REGISTRATION EXPENSES.

     (a) All costs and expenses incurred or sustained in connection with or arising out of each registration pursuant to [Section]2, [Section]3 or (as the case may be) [Section]4 hereof, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or Blue Sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with the Blue Sky qualification of Registrable Securities), printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company and for the sellers of Registrable Securities (subject to the limitations contained in paragraph (b) of this [Section]8), fees and disbursements of all independent certified public accountants (including the expenses relating to the preparation and delivery of any special audit or "comfort" letters required by or incident to such registration), and fees and disbursements of underwriters (excluding discounts and commissions, but including underwriters' liability insurance if the Company or if the underwriters so require), the reasonable fees and expenses of any special experts retained by the Company of its own initiative or at the request of the managing underwriters in connection with such registration, and fees and expenses of all (if any) other persons retained by the Company (all such costs and expenses being herein called, collectively, the "REGISTRATION EXPENSES"), will be borne and paid by the Company as provided by the provisions contained in this Agreement. The Company will, in any case, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the expense of liability insurance referred to above, and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities of the Company are then listed.

     (b) In connection with each registration of Registrable Securities pursuant to this Agreement, the Company will reimburse the holders of Registrable Securities being registered in such registration for the reasonable fees and disbursements of any one counsel chosen by the holders of a Majority of Registrable

Securities participating in such registration. The Company will not bear the cost of nor pay for any stock transfer taxes imposed in respect of the transfer of any Registrable Securities to any purchaser thereof by any holder of Registrable Securities in connection with any registration of Registrable Securities pursuant to this Agreement.

     (c) To the extent that Registration Expenses incident to any registration are, under the terms of this Agreement, not required to be paid by the Company, each holder of Registrable Securities included in such registration will pay all Registration Expenses which are attributable to the registration of such holder's Registrable Securities so included in such registration, and all other Registration Expenses not so attributable to one holder will be borne and paid by all sellers of securities included in such registration in proportion to the number of securities so included by each such seller.

     [SECTION]9. INDEMNIFICATION.

     (a) INDEMNIFICATION BY COMPANY. The Company will indemnify each holder of Registrable Securities requesting or joining in a registration, the officers, directors and partners of each such holder, each person who controls any thereof (within the meaning of the Securities Act) and each underwriter of the securities so registered, against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such holder, officer, director, partner, controlling person, and underwriter for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company in an instrument duly executed by such holder, officer, director, partner, controlling person, or underwriter and stated to be exclusively and specifically for use therein.

     (b) INDEMNIFICATION BY EACH HOLDER. Each holder of Registrable Securities requesting or joining in a registration, and each underwriter of the securities so registered, will indemnify each other holder, the Company and its officers and directors and each person, if any, who controls any thereof (within the meaning of the Securities Act) and their respective successors in title and assigns against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statement therein not misleading, and such holder will reimburse the Company and each other person indemnified pursuant to this paragraph (b) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; PROVIDED, HOWEVER, that this paragraph (b) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon information furnished to the Company in any instrument duly executed by such holder or underwriter and stated by such holder or underwriter to be specifically for use in such prospectus, offering circular or other document (or related registration statement, notification or the like) or any amendment or supplement thereto. The maximum liability under this paragraph (b) of each holder joining in any registration shall be limited to the aggregate amount of all sales proceeds actually received by such holder upon the sale of such holder's Registrable Securities in connection with such registration.

     (c) INDEMNIFICATION PROCEEDINGS. Each party entitled to indemnification pursuant to this [Section]9 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification pursuant to this [Section]9 (the "INDEMNIFYING PARTY") promptly after such indemnified party acquires actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying party (at its expense) to assume the defense of any claim or any litigation resulting therefrom; PROVIDED that counsel for the indemnifying party, who shall conduct the defense of such claim or litigation, shall be reasonably acceptable to the indemnified party, and the indemnified party may participate in such defense at such party's expense; and PROVIDED FURTHER, that if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from or additional to and are inconsistent with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this [Section]9, the indemnifying party shall not have the right to assume the defense of such action on behalf such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this [Section]9; and PROVIDED, FURTHER, that the failure by any indemnified party to give notice as provided in this paragraph (c) shall not relieve the indemnifying party of its obligations under this [Section]9 except to the extent that the failure results in a failure of actual notice to the indemnifying party and such indemnifying party is damaged (or the indemnification liability of such indemnifying party hereunder would be increased) solely as a result of the failure to give notice. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. The reimbursement required by this 9 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

     [SECTION]10. RULE 144 REQUIREMENTS. From time to time after the earlier to occur of (a) the ninetieth day following the date on which there shall first become effective a registration statement filed by the Company under the Securities Act, or (b) the date on which the Company shall register a class of securities under Section 12 of the Exchange Act, the Company will make every effort in good faith to make publicly available and available to the holders of Registrable Securities, pursuant to Rule 144 of the Commission under the Securities Act, such information as shall be necessary to enable the holders of Registrable Securities to make sales of Registrable Securities pursuant to that Rule. The Company will furnish to any holder of Registrable Securities, upon request made by such holder at any time after the undertaking of the Company in the preceding sentence shall have first become effective, a written statement signed by the Company, addressed to such holder, describing briefly the action the Company has taken or proposes to take to comply with the current public information requirements of Rule 144. The Company will, at the request of any holder of Registrable Securities, upon receipt from such holder of a certificate certifying (i) that such holder currently intends to transfer such Registrable Securities, (ii) that such holder has held such Registrable Securities for a period of not less than three (3) consecutive years within the meaning of Rule 144(k) or any successor rule (or such lesser period as then provided by Rule 144(k) or any successor rule), and (iii) that such holder has not been an affiliate (as defined in Rule 144) of the Company for more than the ninety (90) preceding days, remove from the stock certificates representing such Registrable Securities that portion of any restrictive legend which relates to the registration provisions of the Securities Act.

     [SECTION]11. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No person may participate in any underwritten registration pursuant to this Agreement unless such person (a) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the persons entitled, under the provisions contained in this Agreement, to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required by the terms of such underwriting arrangements, PROVIDED, HOWEVER, that no such indemnities or underwriting agreements shall provide for indemnification or contribution obligations of any holder of Registrable Securities to a greater extent than the obligations of such holder set forth in [Section]9(b) hereof. Any holder of Registrable

Securities to be included in any underwritten registration shall be entitled at any time to withdraw such Registrable Securities from such registration in the event that such holder shall disapprove of any of the terms of the related underwriting agreement.

     [SECTION]12. NO INCONSISTENT AGREEMENTS. The Company will not, at any time after the effective date of this Agreement, enter into, and is not now a party to or otherwise bound by, any agreement or contract (whether written or oral) with respect to any of its securities which is inconsistent in any respect with the registration rights granted by the Company to the holders of Registrable Securities pursuant to this Agreement.

     [SECTION]13. NO OTHER GRANT OF REGISTRATION RIGHTS. The Company will not at any time, without the prior written consent of the holders of a majority of the outstanding Registrable Securities, grant to any other persons any rights with respect to the registration of any of securities of the Company which have priority over or are inconsistent with the registration rights granted by the Company to the holders of Registrable Securities pursuant to this Agreement.

     [SECTION]14. REGISTRABLE SECURITIES HELD BY THE COMPANY. Whenever the consent or approval of holders of Registrable Securities is required pursuant to this Agreement, Registrable Securities held by the Company shall not be counted in determining whether such consent or approval was duly and properly given by such holders pursuant to and in compliance with any of the terms of this Agreement.

     [SECTION]15.  NOTICES.

     (a) All notices and other communications pursuant to this Agreement shall be in writing, either delivered in person or duly sent by registered mail, postage prepaid, return receipt requested, or by overnight air courier guaranteeing next day delivery, or sent addressed to such party at the address specified below or at such other address as may hereafter be designated in writing by the addressee to the addressor:

     IF TO THE COMPANY:     Xionics Document Technologies, Inc.
                                   70 Blanchard Road
                                   Burlington, MA  01803
                                   Attn: Chief Executive Officer

     with a copy to:        Neil W. Townsend, Esq.
                                   Bingham, Dana & Gould
                                   150 Federal Street
                                   Boston, MA 02110

     IF TO ANY INVESTOR:    at their respective addresses set
                            forth on the signature pages hereto

     (b) Any notice or other communication shall be deemed given at the time delivered by hand, if personally delivered, four business days after being deposited in the mail, postage prepaid, if mailed; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

     [SECTION]16. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the internal substantive laws of The Commonwealth of Massachusetts.

     [SECTION]17. AMENDMENTS AND WAIVERS.

     (a) Except as otherwise provided by paragraph (b) of this [Section]17, none of the terms or provisions contained in this Agreement, and none of the agreements, obligations or covenants of the Company contained in this Agreement, may be amended, modified, supplemented, waived or terminated unless (i) the Company shall execute an instrument in writing agreeing or consenting to such amendment, modification, supplement, waiver or termination, and (ii) the Company shall receive, in writing, the consent, approval, or vote of the holders of more than fifty percent (50%) in interest of all Registrable Securities, and (iii) in the event that any such amendment, modification, supplement, waiver or termination would adversely affect the rights of holders of Adobe Registrable Securities hereunder (other than any such amendment that affects all holders of Registrable Securities in the same manner), the Company shall receive, in writing, the consent, approval, or vote of the holders of more than fifty percent (50%) in interest of all outstanding Adobe Registrable Securities.

     (b) Any action taken pursuant to and in compliance with paragraph (a) of this [Section]17 shall be binding upon the Company and upon all holders of Registrable Securities, including all of such holders who shall have failed or refused to give a written consent or approval for such action.

     [SECTION]18. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any prior understandings or agreements concerning the subject matter hereof. By their signature hereof, the holders of Registrable Securities that were a party to the Existing Agreement agree that this Agreement shall amend, restate and supersede the Existing Agreement in its entirety as of the date hereof.

     [SECTION]19. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for express assignment, subsequent holders of Registrable Securities.

     [SECTION]20. COUNTERPARTS. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by each of the parties hereto.

THE COMPANY:
- --- -------

XIONICS DOCUMENT TECHNOLOGIES, INC.

By: ________________________________
Title:

INVESTORS
- ---------

MYTECH FUNDS, L.P.

By: ________________________________
Title: _____________________________

By: ________________________________
Title: _____________________________

Address:  MyTech Funds, L.P.
          c/o Mr. and Mrs. Frank C. Pao
          Penthouse No. 1
          10 Rowes Wharf
          Boston, MA  02110

PUSH INCORPORATED

By: ________________________________
Title: _____________________________

Address:  PUSH Incorporated
          c/o 2, Oxford Road
          Kowloon, Hong Kong
          Attention:  Mr. Yunni Pao

ADD VENTURE ASSOCIATES, L.P.

By: ________________________________
Title: _____________________________

Address:  ADD Venture Associates, L.P.
          c/o Posternak, Blankstein & Lund
          100 Charles River Plaza
          Boston, MA  02114

ADD VENTURE ASSOCIATES II, L.P.

By: ________________________________
Title: _____________________________

Address:  ADD Venture Associates II, L.P.
          c/o Posternak, Blankstein & Lund
          100 Charles River Plaza
          Boston, MA  02114

HAMBRO INTERNATIONAL VENTURE FUND II

By: ________________________________
Title: General Partner
       ------- -------

Address for Notices:
- ------- --- -------
Hambro International Venture Partners
404 Wyman Street - Suite 365
Waltham, MA  02154

Attention: Mr. William J. Geary

HAMBRO INTERNATIONAL VENTURE FUND
  OFFSHORE II

By: ________________________________
Title: Attorney-in-Fact
       ----------------

Address for Notices:
- ------- --- -------
Hambro International Venture Partners
404 Wyman Street - Suite 365
Waltham, MA  02154

Attention: Mr. William J. Geary

MONUMENT TRUST COMPANY

By: ________________________________
Title:

Address for Notices:
- ------- --- -------


PHOENIX TECHNOLOGIES LTD.

By: ________________________________
Title: _____________________________

Address for Notices:
- ------- --- -------
Phoenix Technologies Ltd.
846 University Avenue
Norwood, MA  02062

Attention:  Mr. Ronald Fisher, CEO


with a copy to:

2770 De La Cruz Boulevard
Santa Clara, CA  95050
Attention:  Legal Department


ADOBE SYSTEMS INCORPORATED

By: ________________________________
Title: _____________________________

Address for Notices:
- ------- --- -------
Adobe Systems Incorporated
1585 Charleston Road
P.O. Box 7900
Mountain View, California  94039-7900

Attention: Colleen Pouliot, General Counsel

With a copy to:

Diane Savage, Esq.
Cooley Godward Castro Huddleson & Tatum
Five Palo Alto Square
300 El Camino Real
Palo Alto, CA  94306